UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Preliminary Proxy Statement
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x Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material pursuant to §240.14a-12

WESTBURY BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 9, 2017
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Westbury Bancorp, Inc. The Annual Meeting will be held at the main office of Westbury Bank located at 200 South Main Street, West Bend, Wisconsin 53095 on February 15, 2017, at 2:30 p.m., local time.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Westbury Bancorp, Inc. Also enclosed for your review is our 2016 Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.
The business to be conducted at the Annual Meeting consists of (i) the election of two directors to each serve for a three year term, (ii) the approval of an amendment to the 2014 Equity Incentive Plan to increase the number of shares of our common stock available to be issued in the form of awards thereunder and (iii) the ratification of the appointment of CliftonLarsonAllen LLP as independent registered public accounting firm for the year ending September 30, 2017. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Westbury Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, or, alternatively vote via the internet or by telephone, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.
Our Proxy Statement and the 2016 Annual Report to Stockholders are available at www.edocumentview/WBB.

Sincerely,

Raymond F. Lipman Chairman of the Board

Westbury Bancorp, Inc.
200 South Main Street
West Bend, Wisconsin 53095
(262) 334-5563
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On February 15, 2017
Notice is hereby given that the Annual Meeting of Stockholders of Westbury Bancorp, Inc. will be held at the main office of Westbury Bank located at 200 South Main Street, West Bend, Wisconsin 53095 on February 15, 2017, at 2:30 p.m., local time.
A Proxy Card and Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors to each serve for a three year term;

2.	the approval of the amendment to the 2014 Equity Incentive Plan to increase the number of shares of our common stock available to be issued in the form of awards thereunder;

3.	the ratification of the appointment of CliftonLarsonAllen LLP as independent registered public accounting firm for the year ending September 30, 2017; and
such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 30, 2016 are the stockholders entitled to notice of and to vote at the Annual Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR ALTERNATIVELY VOTE VIA THE INTERNET OR BY TELEPHONE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF WESTBURY BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors
Michael C. Holland Secretary
West Bend, Wisconsin
January 9, 2017
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND WESTBURY BANCORP, INC.’S 2016 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.EDOCUMENTVIEW.COM/WBB.

PROXY STATEMENT
Westbury Bancorp, Inc.
200 South Main Street
West Bend, Wisconsin 53095
(262) 334-5563

ANNUAL MEETING OF STOCKHOLDERS
To be held on February 15, 2017
Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to be held on February 15, 2017
The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report to Stockholders on Form 10-K is available at www.edocumentview.com/wbb
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Westbury Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders, which will be held at the main office of Westbury Bank located at 200 South Main Street, West Bend, Wisconsin 53095 on February 15, 2017, at 2:30 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 6, 2017.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Westbury Bancorp, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein, "FOR" approval of the amendment to the 2014 Equity Incentive Plan and “FOR” the ratification of the appointment of CliftonLarsonAllen LLP as our independent registered public accounting firm for the year ending September 30, 2017.
Proxies may be revoked by sending written notice of revocation to the Secretary of Westbury Bancorp, Inc. at the address shown above, or by filing a duly executed proxy bearing a later date or by following the internet or telephone instructions on the enclosed proxy card or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Except as otherwise noted below, holders of record of Westbury Bancorp, Inc.’s shares of our common stock, par value $0.01 per share, as of the close of business on December 30, 2016 are entitled to one vote for each share then held. As of December 30, 2016, there were 4,072,540 shares of common stock issued and outstanding.
Principal Holders
Persons and groups who beneficially own in excess of 5% of the shares of Company common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership. The following table sets forth, as of December 30, 2016, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of our common stock. The mailing address for each of our directors and executive officers and the Westbury Bank Employee Stock Ownership Plan ("ESOP") is 200 South Main Street, West Bend, Wisconsin 53095.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders

Westbury Bank ESOP	403,229	(2)	9.90%

Banc Funds Co. LLC	387,580	(3)	9.46%
20 N Wacker Drive
Chicago, IL 60606

FJ Capital Management LLC	308,000	(4)	7.56%
1313 Dolley Madison Blvd.
McLean, VA 22101

The Manufacturers Life Insurance Company	282,995	(5)	6.95%
200 Bloor Street East
Toronto, Canada M4W 1E5

Directors and Executive Officers

Raymond F. Lipman, Chairman of the Board	107,500	(6)	2.63%
Russell E. Brandt, Director	19,934	(7)	*
William D. Gehl, Vice Chairman of the Board	17,434	(8)	*
Andrew J. Gumm, Director	30,284	(9)	*
David Jorgensen, Director	18,916	(10)	*
Greg J. Remus, President, Chief Executive Officer and Director	88,375	(11)	2.16%
Rondi Rohr-Dralle, Director	18,934	(12)	*
James A. Spella, Director	16,934	(13)	*
Terry Wendorff, Director	24,934	(14)	*
Kirk J. Emerich, Executive Vice President-Investor Relations and Chief Financial Officer	55,203	(15)	1.35%
Glenn J. Stadler, Executive Vice President and Chief Commercial Lending Officer	16,293	(16)	*
Peter Lee, Executive Vice President and Chief Community Banking Officer	32,001	(17)	*
Michael C. Holland, Executive Vice President, Chief Credit Officer and Secretary	10,676	(18)	*

All directors and executive officers as a group (13 persons)			10.93%

*	Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
On a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2016, First Bankers Trust Services, Inc. reported sole voting power with respect to 349,693 shares of our common stock, shared voting power with respect to 53,536 shares of our common stock and sole dispositive voting power with respect to 403,229 shares of our common stock.

(3)	Based on a Form 13F filed with the Securities and Exchange Commission on November 15, 2016 showing ownership with sole dispositive and voting power as of September 30, 2016.

(4)	Based on a Form 13F filed with the Securities and Exchange Commission on November 14, 2016, showing ownership with sole dispositive and voting power as of September 30, 2016.

(5)	Based on a Form 13F filed with the Securities and Exchange Commission on November 14, 2016 showing ownership with sole dispositive and voting power as of September 30, 2016.

(6)
Includes 2,950 shares held in Mr. Lipman’s account in our ESOP, 15,000 shares held by Mr. Lipman’s wife, over which Mr. Lipman is deemed to have shared voting and dispositive power together with his wife, 24,188 shares held by an IRA for the benefit of Mr. Lipman, 1,060 shares held by an IRA for the benefit of Mr. Lipman's wife, over which Mr. Lipman is deemed to have shared voting and dispositive power together with his wife, 23,830 unvested shares of restricted stock and options to purchase 28,630 shares of stock that are either vested or vest within 60 days of the record date.

(7)
Includes 10,000 shares held by an IRA for the benefit of Mr. Brandt, 3,666 unvested shares of restricted stock and options to purchase 3,824 shares of stock that are either vested or vest within 60 days of the record date.

(8)	Includes 3,666 unvested shares of restricted stock and options to purchase 3,824 shares of stock that are either vested or vest within 60 days of the record date.

(9)
Includes 16,300 shares held by an IRA for the benefit of Mr. Gumm, 4,050 shares held in a self-directed 401k account for Mr. Gumm, 3,666 unvested shares of restricted stock and options to purchase 3,824 shares of stock that are either vested or vest within 60 days of the record date.

(10)	Includes 16,700 shares held in a family trust over which Mr. Jorgensen is deemed to have shared voting and dispositive power together with his wife.

(11)
Includes 2,406 shares held in Mr. Remus' account in our ESOP, 6,943 shares held by Mr. Remus’ wife, over which Mr. Remus is deemed to have shared voting and dispositive power together with his wife, 2,237 shares held in Mr. Remus’ account in Westbury Bank’s 401(k) Plan, 13,100 shares held by an IRA for the benefit of Mr. Remus, 21,552 unvested shares of restricted stock and options to purchase 32,792 shares of stock that are either vested or vest within 60 days of the record date.

(12)	Includes 3,666 unvested shares of restricted stock and options to purchase 3,824 shares of stock that are either vested or vest within 60 days of the record date.

(13)
Includes 10,284 shares held as Trustee of the James and Karen Spella Revocable Living Trust and 3,666 unvested shares of restricted stock. Mr. Spella's term as a director expires at the Annual Meeting and he will not stand for re-election at the Annual Meeting, but will retire as a director at the Annual Meeting.

(14)	Includes 3,666 unvested shares of restricted stock and options to purchase 3,824 shares of stock that are either vested or vest within 60 days of the record date.

(15)
Includes 2,361 shares held in Mr. Emerich's account in our ESOP, 167 shares held in Mr. Emerich's wife's account in our ESOP, over which Mr. Emerich is deemed to have shared voting and dispositive power with his wife, 8,963 shares held in Mr. Emerich’s account in Westbury Bank’s 401(k) Plan, 830 shares held by an IRA for the benefit of Mr. Emerich, 16,887 unvested shares of restricted stock and options to purchase 19,086 shares of stock that are either vested or vest within 60 days of the record date.

(16)
Includes 1,410 shares held in Mr. Stadler's account in our ESOP, 64 shares held in Mr. Stadler's spouse's account in our ESOP, over which Mr. Stadler is deemed to have shared voting and dispositive power together with his wife, 275 shares held by an IRA for the benefit of Mr. Stadler, 400 shares held by an IRA for the benefit of Mr. Stadler's spouse, over which Mr. Stadler is deemed to have shared voting and dispositive power together with his wife, 7,111 unvested shares of restricted stock and options to purchase 4,544 shares of stock that are vested or vest within 60 days of the record date.

(17)
Includes 1,405 shares held in Mr. Lee's account in our ESOP, 511 shares held in Mr. Lee's account in Westbury Bank's 401(k) Plan, 15,137 shares held by an IRA for the benefit of Mr. Lee, 7,111 unvested shares of restricted stock and options to purchase 4,544 shares of stock that are vested or vest within 60 days of the record date.

(18)
Includes 1,167 shares held in Mr. Holland's account in our ESOP, 95 shares held in Mr. Holland’s account in Westbury Bank's 401(k) Plan, 3,000 shares held by an IRA for the benefit of Mr. Holland, 3,445 unvested shares of restricted stock and options to purchase 1,972 shares of stock that are either vested or vest within 60 days of the record date.

Quorum

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present but will not count towards whether the directors are elected or the other matters are approved.

Limitations on Voting

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Method of Counting Votes
As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR each nominee proposed by the Board or to WITHHOLD AUTHORITY for any nominee. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.
As to the approval of the amendment to the Westbury Bancorp, Inc. 2014 Equity Incentive Plan (the “Plan”) to increase the number of shares of our common stock available to be issued in the form of awards thereunder, a stockholder may (i) vote FOR the approval of the amendment to the Plan; (ii) vote AGAINST the approval of the amendment to the Plan; or (iii) ABSTAIN from voting on the approval of the amendement to the Plan. Approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting. Shares as to which the “ABSTAIN” box has been selected on the proxy card will be treated as represented at the Annual Meeting and entitled to be voted, and will have the same effect as a vote against approval of the amendment to the Plan. Broker non-votes are not entitled to vote on the matter and, accordingly, will have no effect on the outcome of the vote.
As to the ratification of the appointment of CliftonLarsonAllen LLP as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to broker non-votes or shares as to which “ABSTAIN” has been selected, is required for the ratification of CliftonLarsonAllen LLP as the independent registered public accounting firm for the year ending September 30, 2017.
In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.
Participants in the ESOP and 401(k) Plan and Holders of Non-Vested Restricted Stock
Participants in the Westbury Bank ESOP and persons who hold Westbury Bancorp, Inc. common stock through the Westbury Bank 401(k) Profit Sharing Plan (the “401(k) Plan”) will receive a vote authorization form for each of the plans that reflect all shares the participant may direct the trustees to vote on his or her behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account at the Annual Meeting of Stockholders. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the Westbury Bancorp, Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP Vote Authorization Form or 401(K) Plan Vote Authorization Form is Wednesday, February 8, 2017 at 5:00 p.m. local time. Telephonic and internet voting cutoff is Wednesday, February 8, 2017 at 5:00 p.m. local time.
Pursuant to the terms of the Westbury Bancorp, Inc. 2014 Equity Incentive Plan, a participant is entitled to vote the non-vested restricted shares of Westbury Bancorp, Inc. common stock awarded to him or her.
PROPOSAL I—ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of nine members. Mr. Spella's term as a director expires at the Annual Meeting and he will not stand for re-election at the Annual Meeting, but will retire at the Annual Meeting as one of our directors. Following the Annual Meeting, our Board of Directors will be comprised of eight members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period (until the 2020 Annual Meeting of Stockholders) and until their respective successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following two persons to serve as directors for three-year terms: Rondi Rohr-Dralle and Terry Wendorff. Each of Mrs. Rohr-Dralle and Mr. Wendorff is currently a director of

Westbury Bancorp, Inc. Mrs. Rohr-Dralle and Mr. Wendorff have agreed to serve, if elected, and have consented to being named in this proxy statement.
The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

Name	Position(s) Held With Westbury Bancorp, Inc.	Age(1)	Director Since(2)	Current Term Expires

NOMINEES
Rondi Rohr-Dralle	Director	60	2014	2017
Terry Wendorff	Director	57	2007	2017
CONTINUING DIRECTORS
Raymond F. Lipman.	Executive Chairman of the Board	67	1992	2018
William D. Gehl	Vice Chairman of the Board	70	1995	2018
Andrew J. Gumm	Director	67	1991	2018
Greg J. Remus	President, Chief Executive Officer and Director	47	2015	2018
Russell E. Brandt	Director	63	1991	2019
David Jorgensen	Director	47	2016	2019
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Kirk J. Emerich	Executive Vice President-Investor Relations and Chief Financial Officer	53	N/A	N/A
Michael L. Holland	Senior Vice President and Chief Credit Officer and Corporate Secretary	44	N/A	N/A
Glenn J. Stadler	Executive Vice President and Chief Commercial Lending Officer	52	N/A	N/A
Peter Lee	Executive Vice President and Chief Community Banking Officer	61	N/A	N/A

(1)	As of September 30, 2016.

(2)	Includes service with Westbury Bank and Westbury Bancorp, Inc.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director. Each director of Westbury Bancorp, Inc. is also a director of Westbury Bank.

Director Nominees

Rondi Rohr-Dralle is a certified public accountant, and holds a bachelor’s degree in accounting from the University of Wisconsin. Before retiring at the end of 2015, she had served as the Vice President of Investor Relations and Corporate Development at Rockwell Automation, Inc., Milwaukee, Wisconsin, a NYSE-listed provider of industrial automation power, control and information solutions to manufacturers in a variety of businesses. Ms. Rohr-Dralle had been employed with Rockwell Automation, Inc. since 1999 and, in addition to her most recent position, had served as Vice President of Corporate Development and Group Vice President of Finance. From 1981 to 1999, she held a variety of senior and executive financial positions at Applied Power Inc. (the predecessor corporation to Actuant Corporation), including vice president of finance, treasurer and investment controller. Ms. Rohr-Dralle also was employed for three years at the accounting firm of Touche Ross (the predecessor to Deloitte) as an auditor. Ms. Rohr-Dralle was selected to serve as a director because her extensive management, financial and strategic experience at a publicly held company provides a unique perspective with respect to the preparation and review of our financial statements, the supervision of our independent auditors and the review and oversight of our financial controls and procedures, as well as the development of our strategic, management and growth initiatives and our public company reporting and compliance.

Terry Wendorff is the President of Sno-Way International, Inc., a manufacturer of snow and ice control equipment, where he has served since 1993. From 1980 to 1993, he served as operations manager for Simone Engineering, Inc., a multi-state distributor of valves, instruments and controls. Mr. Wendorff is a board member of the Boys and Girls Club of Washington County, and is a former board member of the Washington County Economic Development Corporation, and a member and past president of the Kettle Moraine Lions Club and of the Harford Area Chamber of Commerce. Mr. Wendorff was selected to serve as a director because his experience managing and overseeing a business provides perspective with respect to general business operations and experience reviewing financial statements.

Continuing Directors

Russell E. Brandt is President and majority owner of Brandt Printing, Inc., a commercial printer serving the Washington County and greater Milwaukee metropolitan area, where he has served since founding the company in 1974. Mr. Brandt served as a Trustee of the Village of Slinger, Wisconsin from 1987 to 1992, and has served as its President since 2003. In this role, Mr. Brandt was instrumental in improving the village’s finances and in forming a storm water utility to address flooding issues. Mr. Brandt has been a member of the Rotary Club since 1975, and, together with his wife, co-chaired a fund drive to improve local parks. Mr. Brandt has been nominated to serve as a director because his familiarity with the needs of business customers in our market area provide unique perspective on our business and operations, particularly with respect to our increased commercial business lending activities, and because his years of public service provide insight on economic and other conditions in our market area.

William D. Gehl serves as Vice Chairman of the Board of Directors. He is the Chairman and owner of IBD of Southeastern Wisconsin, a distributor of portable power products, a position he has held since 2011. Previously, from 1992 to 2008, he served as Chairman, President and Chief Executive Officer of Gehl Company, a publicly traded company that was engaged in the manufacturing of compact construction equipment. He is also chairman of the board of directors of FreightCar America, Inc., a publicly traded company that manufactures railroad freight cars, and a director of Astec Industries, Inc., a publicly traded manufacturer of infrastructure development equipment. He also serves on the board of directors of Oilgear, Inc., a privately held manufacturer of hydraulic pumps. Mr. Gehl also currently serves as the President of the West Bend Community Foundation. Mr. Gehl is a graduate of the University of Notre Dame, holds an MBA from the Wharton School of Finance at the University of Pennsylvania and a juris doctor from the University of Wisconsin School of Law. He is a member of the Wisconsin and Florida State Bars. Mr. Gehl was selected to serve as a director because his business experience and educational background provide unique perspective on our business operations, and because his service on the board of directors and audit committees of publicly held companies provides insight with respect to issues that our organization faces as a public company, including oversight of financial controls and procedures and the preparation and review of financial statements.
Andrew J. Gumm is the founder of AJG Consulting LLC, which provides consulting services to utility companies with an emphasis on regulatory approvals for utility projects. Prior to his retirement in 2012, he was employed by Wisconsin Energies for over 40 years in a variety of roles, including District Manager, Division Sales/Marketing Manager, Senior Manager - Key Customers, and Senior Manager of Project Siting and Approvals. He holds a degree in business administration from Carthage College in Kenosha, Wisconsin. Mr. Gumm currently serves as the President of the Westbury Bank Charitable Foundation. Mr. Gumm has served on many boards statewide including the Museum of Wisconsin Art, Threshold, Inc., the West Bend Rotary Club, the American Red Cross, Ozaukee Washington Land Trust, St. Joseph's Community Hospital, Washington County United Way and is past President of the West Bend Economic Development Corporation, Washington County Economic Development Corporation and the West Bend Country Club. Mr. Gumm was selected to serve as a director because of his extensive management experience at a regulated entity, and because his service to the communities in which we operate provides a unique perspective on economic and other conditions in our market area.
David Jorgensen has been employed by VJS Construction Services Inc. and VJS Development Group Inc., construction and development firms (collectively, "VJS") since 1992 and currently has a 40% ownership position in VJS. In his roles with VJS, he has been involved in all aspects of construction management and development including educational, retail, residential, condominium, mixed-use and design-build projects. Mr. Jorgensen holds a degree in Construction Administration from the University of Wisconsin. Mr. Jorgensen was selected to serve as a director because of his extensive experience in the construction industry and his knowledge of the real estate lending markets.

Raymond F. Lipman serves as Executive Chairman of our Board of Directors. He has been employed with Westbury Bank since 1976 in a variety of roles, including as Chief Financial Officer for 15 years. He served as President from 1991 until December 31, 2014, as Chief Executive Officer from 1994 through September 30, 2015 and Chairman of the Board since 2005. Mr. Lipman has over 35 years of community banking experience. Mr. Lipman holds a degree in accounting from the University of Wisconsin-Whitewater. Mr. Lipman was selected to serve as a director because his extensive experience in a variety of roles at Westbury Bank provides a broad and unique perspective on the challenges facing our organization and on our business strategies and operations.
Greg J. Remus has been employed by Westbury Bank since 2009, and is currently serving as President and Chief Executive Officer. From 2009 through February 2014, he served as Senior Vice President of Lending. He was appointed as Chief Operating Officer in February 2014, President in January 2015 and Chief Executive Officer in October 2015. Mr. Remus has over 20 years of experience in the financial services industry. Mr. Remus holds a degree in mathematics from the University of Wisconsin. Mr. Remus was selected to serve as a director because of his experience in commercial lending, commercial banking and bank management.
Executive Officers Who Are Not Directors
Kirk J. Emerich has been employed by Westbury Bank since 1992, and is currently serving as Executive Vice President-Investor Relations and Chief Financial Officer of the Company and Westbury Bank. He has over 30 years of experience in the financial services industry, having worked as an auditor in the financial institutions practice of Ernst & Young for six years prior to joining Westbury Bank. He served as a director of Westbury Bank for four years, stepping down in 2008 upon the completion of the merger with Continental Savings Bank. Mr. Emerich holds a degree in accounting from the University of Wisconsin-Whitewater, and is a certified public accountant. His responsibilities include the management and supervision of accounting, financial reporting, budgeting, capital planning and management initiatives, and ALCO (asset and liability management) and investment portfolio management. He is a member and past president of the West Bend Sunrise Rotary, treasurer of the West Bend Sunrise Rotary Foundation and the Westbury Bank Charitable Foundation, director and treasurer of the Kettle Moraine YMCA Board and past president and current board member of the West Bend Area Chamber of Commerce.
Michael C. Holland has served as Senior Vice President and Chief Credit Officer of Westbury Bank since 2012. He was appointed Corporate Secretary of the Company in July 2015.  Mr. Holland has 15 years of experience in the financial services industry.  He previously served as Vice President of Business Banking at ISB Community Bank from 2004 to 2012 and, before that, as Credit Analyst at Associated Bank.  Mr. Holland holds a master’s degree in finance and a bachelor’s degree in economics, both from the University of Wisconsin.  His responsibilities include the management and supervision of credit administration, commercial collections, commercial loan processing and compliance.

Peter Lee has been employed at Westbury Bank since 2011 and is currently serving as its Executive Vice President and Chief Community Banking Officer. From 2011 to 2012, he served as Vice President of Residential Lending and from 2012 to 2015 served as Senior Vice President of Retail Banking. Mr. Lee has over 30 years of experience in the financial services industry. Mr. Lee holds a bachelor’s degree in finance from the University of Wisconsin-Milwaukee. His responsibilities include the management and supervision of our community banking operation which includes the retail branch system, residential lending, customer support and human resources.

Glenn J. Stadler has been employed at Westbury Bank since 2012 and is currently serving as its Executive Vice President and Chief Commercial Lending Officer. From 2012 to 2015, he served as Senior Vice President of Commercial Lending. Mr. Stadler has over 29 years of experience in the financial services industry. Mr. Stadler holds a bachelor’s degree in finance from the University of Wisconsin-Whitewater. His responsibilities include the management and supervision of our commercial banking team along with promoting sound loan portfolio growth and credit monitoring.

Board and Committee Independence

The Board of Directors has determined that each of our directors, with the exception of Executive Chairman Raymond F. Lipman and our President and Chief Executive Officer Greg J. Remus, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Lipman and Mr. Remus are not independent because they serve as executive officers of the Company. Each director who serves on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is “independent” as defined in the listing standards of the Nasdaq Stock Market and applicable SEC regulations for purposes of service on each of such committees.
In determining the independence of the other directors, the Board of Directors considered the following facts, which are not required to be reported under “Transactions with Certain Related Persons.” During the fiscal year ended September 30, 2016, Westbury Bank paid $23,610 in fees for various printing services to Brandt Printing, Inc., a printing company owned by Director Russell Brandt. During the fiscal year ended September 30, 2016, Westbury Bank paid $55,654 for construction services to VJS Construction Services Inc., a general contractor of which Director David Jorgensen is an owner.
The Board of Directors determined that the payment of market prices for printing services and the payment of market rates for construction services does not interfere with Mr. Brandt’s or Mr. Jorgensen's exercise of independent judgment in carrying out each of their responsibilities as a director, respectively.
Board Leadership Structure and Risk Oversight
Our Board of Directors is chaired by Raymond F. Lipman, our former President and Chief Executive Officer. We believe our governance structure is appropriate given the size, limited market area and relatively non-complex operating philosophy of our organization. In addition, we have never engaged in a transaction with any affiliate of Mr. Lipman. As former President and Chief Executive Officer of Westbury Bank, and having been employed by Westbury Bank in various roles for his entire 40 year career, Mr. Lipman is well positioned to understand the challenges faced by our organization. As a result, he can set our strategic direction and also set the agenda of the Board of Directors. We understand the risk that an inside Chairman could theoretically manage the Board of Directors’ agenda to limit the consideration of important issues relating to management.
The Board of Directors has appointed William D. Gehl, who is an independent director, to serve as Vice Chairman of the Board. The Vice Chairman assists the Chairman of the Board in fulfilling his duties, including setting our strategic direction, setting the agenda of the Board of Directors and serving as chair of Board of Directors' meetings in the Chairman’s absence. The Vice Chairman is also responsible for working with the Chairman and the corporate secretary to ensure that the Board of Directors has adequate resources and information to support its activities, educating the Board of Directors as to its responsibilities, chairing periodic meetings of the independent directors and serving as a liaison between the Board of Directors and management and among individual directors. Accordingly, the Vice Chairman will serve as the lead independent director and will perform the duties described above. The Board of Directors expects to rotate the position of Vice Chairman among independent directors on a periodic basis.
The Board of Directors is actively involved in oversight of risks that could affect Westbury Bancorp, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Westbury Bancorp, Inc. as well as through internal and external audits. Risks relating to the direct operations of Westbury Bank are further overseen by the Board of Directors of Westbury Bank, who are the same individuals who serve on the Board of Directors of Westbury Bancorp, Inc. The Board of Directors of Westbury Bank also has additional committees that conduct risk oversight separate from Westbury Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended September 30, 2016, the following ownership reports required to be filed by an executive officer, director or 10% beneficial owner of our shares of common stock were not filed on a timely basis: Mr. Stadler filed an amendment to a Form 3 report on December 3, 2015 reporting additional holdings of Company securities as of October 1, 2015; each of Mr. Lipman, Mr. Remus, Mr. Emerich and Mr. Holland filed an amendment to a Form 4 report on December 16, 2015 disclosing the surrender of shares of common stock to satisfy withholding obligations that occurred on June 26, 2015; Mr. Gumm filed a Form 4 report on September 6, 2016 disclosing transactions occurring on August 23, 2016; and Mr. Spella filed a Form 5 report on October 26, 2016 reporting late Form 4 transactions occurring on October 28, 2015 and September 7, 2016.

Code of Ethics
Westbury Bancorp, Inc. has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, and all other employees and directors. The Code of Ethics is available on our website at www.westburybankwi.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate website.

Attendance at Annual Meetings of Stockholders
Westbury Bancorp, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All of our directors who were serving at the time of the 2016 annual meeting of stockholders attended that meeting.
Communications with the Board of Directors
Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Westbury Bancorp, Inc., 200 South Main Street, West Bend, Wisconsin 53095, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Company's Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Company's Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Company's Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Company's Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.
Meetings and Committees of the Board of Directors
The business of Westbury Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions, and such directors did so at least two times in accordance with the requirements of the NASDAQ Stock Market during fiscal 2016. The standing committees of the Board of Directors of Westbury Bancorp, Inc. are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
The Board of Directors held 10 regular meetings during the year ended September 30, 2016. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).
Audit Committee. As of the date of this Proxy Statement, the Audit Committee is comprised of Directors Gehl, Gumm, Rohr-Dralle and Wendorff, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Mohr, a former director of the Company who resigned effective December 5, 2016, served on the Audit Committee during fiscal 2016. Mr. Mohr was also "independent" in accordance with applicable SEC rules and NASDAQ listing standards. Ms. Rohr-Dralle serves as chair of the audit committee. The Audit Committee also serves as the audit committee of the board of directors of Westbury Bank. The Board of Directors has determined that Ms. Rohr-Dralle qualifies as an “audit committee financial expert” as defined under applicable SEC rules because Mr. Rohr-Dralle is a certified public accountant in the State of Wisconsin and has nearly 40 years of accounting and financial reporting experience, some of which was with another public reporting company. In addition, each Audit Committee member (or former member during fiscal 2016) has or had the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of various businesses that they own or with which they have been employed.
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.westburybankwi.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Westbury Bancorp, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met five times during the year ended September 30, 2016.
The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is an "audit committee" for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.
Audit Committee Report
In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company's financial reporting, disclosure controls and procedures and internal control over financial reporting and related internal controls and procedures rests with management, and the Company's independent registered public accounting firm is responsible for auditing the Company's financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management and our independent registered public accounting firm our audited consolidated financial statements for the year ended September 30, 2016;

•
We have discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board; and

•
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm, without management present, their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2016 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Westbury Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
Rondi Rohr-Dralle, Chair
William D. Gehl
Andrew J. Gumm
Terry Wendorff

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Directors Gehl, Gumm, Rohr-Dralle and Wendorff, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Gumm serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter which is available on our Internet website at www.westburybankwi.com. The Nominating and Corporate Governance Committee met four times during the year ended September 30, 2016.
The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Nominating and Corporate Governance Committee also seeks directors who can continue to strengthen Westbury Bank’s position in its community and can assist Westbury Bank with business development through business and other community contacts. The Nominating and Corporate Governance Committee considers the following criteria in evaluating and selecting candidates for nomination to our Board of Directors and its committees:

•	the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors;

•
the candidate’s relevant financial, regulatory and business experience and skills, including knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

•	the candidate’s familiarity with the Westbury Bancorp, Inc.’s market areas, participation in local business, civic, or charitable organizations, and contacts with and knowledge of local businesses;

•	the candidate’s personal and professional integrity, honesty and reputation;

•	the candidate’s ability to represent the best long-term interests of Westbury Bancorp, Inc. and its stockholders, including potential for conflicts of interest with the candidate’s other endeavors;

•	the candidate’s ability to devote sufficient time and energy to perform his or her duties, including the ability to attend meetings;

•	whether or not the candidate would be independent under applicable SEC rules and Nasdaq listing standards for purposes of service on the Board of Directors or on any particular committee; and

•
any other factors that the Nominating and Corporate Governance Committee deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Westbury Bancorp, Inc.’s stockholders, employees, customers and communities, the current composition and size of the Board of Directors, the balance of management and independent directors.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Westbury Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.
The Nominating and Corporate Governance Committee considered several candidates for appointment to the Board of Directors during fiscal 2016. Based upon the considerations described above, the Nominating and Corporate Governance Committee nominated and the Board of Directors appointed Mr. Jorgensen as a director on July 25, 2016. Mr. Jorgensen was recommended to the Nominating and Corporate Governance Committee by Mr. Remus, our President and Chief Executive Officer and one of our directors.
In accordance with our Bylaws, a person is not eligible for election or appointment to the Board of Directors: (a) if a financial or securities regulatory agency has, within the ten years preceding such person’s election or appointment, issued a cease and desist, consent or other formal order, other than a civil money penalty, against such person, which order is subject to public disclosure by such agency; (b) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; (c) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime; or (d) other than the initial directors appointed in connection with the formation of Westbury Bancorp, Inc., if such person did not, at the time of his first election or appointment to the Board of Directors, maintain his principal residence within ten miles of an office of Westbury Bancorp, Inc. or any subsidiary thereof for a period of at least one year prior to the date of his purported election or appointment to the Board of Directors. No person may serve on the Board of Directors if such person (a) is at the same time, a director, officer, employee or 10% or more stockholder of a bank, savings institution, credit union, mortgage banking company, consumer loan company or similar organization, other than a subsidiary of the Company, that engages in business activities or solicits customers, whether through a physical presence or electronically, in the same market area as the Company or any of its subsidiaries, (b) does not agree in writing to comply with all of the Company's policies applicable to directors including but not limited to its confidentiality policy, and confirm in writing his qualifications hereunder, (c) is a party to any agreement or understanding with a party other than Westbury Bancorp, Inc. or a subsidiary that (x) provides him with material benefits which are tied to or contingent on the Company entering into a merger, sale of control or similar transaction in which it is not the surviving institution, (y) materially limits his voting discretion with respect to the fundamental strategic direction of Westbury Bancorp, Inc., or (z) materially impairs his ability to discharge his fiduciary duties with respect to the fundamental strategic direction of Westbury Bancorp, Inc., or (d) has lost more than one election for service as a director of Westbury Bancorp, Inc. No person may serve on the Board of Directors who is the nominee or representative, as those terms are defined in the regulations of the Board of Governors of the Federal Reserve System, 12 C.F.R §212.2(n), of a company the directors, partners, trustees or 10% stockholders of which would not be eligible for election or appointment to the Board of Directors under the foregoing restrictions. The Board of Directors shall have the power to construe and apply the foregoing provisions and to make all determinations necessary or desirable to implement such provisions. In addition, no person shall be eligible for election, reelection, appointment or reappointment to the Board of Directors if, at the time of such election, reelection, appointment or reappointment, such person shall have attained the age of 70, but no person shall be prohibited from serving the entirety of any term to which he was elected, regardless of whether such director attains the age of 70 during that term.
During the year ended September 30, 2016 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.
The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at 200 South Main Street, West Bend, Wisconsin 53095. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Nominating and Corporate Governance Committee. Stockholders who wish to recommend a nominee must write to the Company’s Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate to the Board of Directors for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on the Company’s records, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•
A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•
A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board of Directors;

•	An affidavit that the candidate would not be disqualified under applicable provisions of the Bylaws of Westbury Bancorp, Inc.; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Secretary of Westbury Bancorp, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the SEC, or on a website maintained by Westbury Bancorp, Inc.) of the date of the annual meeting is first made.
Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

It is important to distinguish between the recommendations of nominees by stockholders pursuant to this policy from a nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Westbury Bancorp, Inc. See “Stockholder Proposals and Nominations.”
Compensation Committee. The Compensation Committee is comprised of Directors Gehl, Gumm, Rohr-Dralle and Wendorff, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Gehl serves as chair of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of Westbury Bancorp, Inc. or Westbury Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Westbury Bank. The Compensation Committee met three times during the year ended September 30, 2016.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee also administers our stock-based incentive compensation plan. During the fiscal year ended September 30, 2016, we did not pay a fee to any third party to assist in devising or modifying any compensation plans.

The Compensation Committee operates under a written charter which is available on our Internet website at www.westburybankwi.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.
Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

•	to attract, retain and motivate an experienced, competent executive management team;

•	to reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

•	to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	to encourage ownership of our common stock through stock‑based compensation to all levels of management; and

•	to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.
The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Westbury Bancorp, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity (see bank compensation surveys discussed below). The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.
The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Westbury Bancorp, Inc.’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. The Compensation Committee has utilized bank compensation surveys compiled by the America Bankers Association as well as other surveys prepared by trade groups and independent benefit consultants. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Transactions With Certain Related Persons
Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Westbury Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Westbury Bank makes loans to its directors, executive officers and employees through an employee loan program pursuant to which such loans bear interest at a rate that is 0.25% lower than the market rate at the time of origination. The program applies only to adjustable-rate first mortgages and home equity lines of credit on a primary residence and is available to all employees of Westbury Bank.

The following table sets forth loans made by Westbury Bank to its directors and executive officers where the largest amount of all indebtedness outstanding during the years ended September 30, 2016 and 2015, and all amounts of interest payable during the year, respectively, exceeded $120,000, and where the borrowers received reduced interest rates pursuant to the employee loan program described above. Except for the reduced interest rates, all loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Westbury Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

Name	Type of Loan	Largest Aggregate Balance from October 1, 2015 to September 30, 2016	Interest Rate on September 30, 2016	Principal Balance on September 30, 2016	Amount of Principal Paid from October 1, 2015 to September 30, 2016	Amount of Interest Paid from October 1, 2015 to September 30, 2016
Andrew J. Gumm	Mortgage on primary home	$388,547	2.875%	$380,091	$8,456	$11,060
Andrew J. Gumm	Mortgage on second home	253,839	3.125%	248,536	5,303	7,857
Greg J. Remus	Mortgage on primary home	400,136	2.375%	0	400,136	8,471
Greg J. Remus	Construction on new primary home	447,775	3.375%	438,692	9,083	14,418
Glenn J. Stadler	Mortgage on primary home	348,608	2.750%	0	348,608	6,809
Glenn J. Stadler	Mortgage on primary home	344,000	3.000%	342,186	1,814	2,468

Name	Type of Loan	Largest Aggregate Balance from October 1, 2014 to September 30, 2015	Interest Rate on September 30, 2015	Principal Balance on September 30, 2015	Amount of Principal Paid from October 1, 2014 to September 30, 2015	Amount of Interest Paid from October 1, 2014 to September 30, 2015
Andrew J. Gumm	Mortgage on primary home	$314,461	3.750%	$0	$314,461	$6,754
Andrew J. Gumm	Mortgage on primary home	392,000	3.000%	388,547	3,453	4,842
Andrew J. Gumm	Mortgage on second home	256,000	3.250%	253,839	2,161	3,530
Greg J. Remus	Mortgage on primary home	416,000	2.375%	400,136	15,864	6,548
Greg J. Remus	Construction on new primary home	450,000	3.375%	447,775	2,225	3,777
Glenn J. Stadler	Mortgage on primary home	356,693	2.750%	348,608	8,085	9,266

Westbury Bank is in compliance with federal regulations with respect to its loans and extensions of credit to executive officers and directors (and their affiliates), which loans are made in the ordinary course of business and on substantially the same terms and conditions, including interest rate and collateral, except as noted above for the employee loan program, as those prevailing at the time for comparable loans with persons not related to Westbury Bank, in accordance with the bank's underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. The aggregate amount of our loans to our executive officers and directors and their related entities was $7.8 million at September 30, 2016. As of September 30, 2016, these loans were performing according to their original terms.

Other Transactions. There were no other related transactions to any director or executive officer besides the loans to directors and executive officers, during the fiscal year ended September 30, 2016.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer and our two other most highly compensated executives for the years ended September 30, 2016 and September 30, 2015. Each individual listed in the table below is referred to in this Proxy Statement as a "named executive officer".

Name and principal position	Year	Salary ($)	Bonus(2) ($)	Option Awards(3) ($)	All other compensation(4) ($)	Total ($)
Greg J. Remus	2016	288,665	51,230	66,200	32,358	438,453
President and Chief Executive Officer (1)	2015	173,269	35,000	59,000	20,667	287,936

Glenn J. Stadler	2016	150,490	44,286	33,100	38,157	266,033
Executive Vice President and Chief Commercial Lending Officer	2015	134,212	27,365	29,500	19,516	210,593

Kirk J. Emerich	2016	168,328	31,356	16,550	29,187	245,421
Executive Vice President-Investor Relations and Chief Financial Officer	2015	157,298	23,062	—	22,286	202,646
_________________________

(1)
Mr. Lipman served as President through December 31, 2014 and as Chief Executive Officer through September 30, 2015. Mr. Remus was appointed President effective January 1, 2015 and Chief Executive Officer effective October 1, 2015. Mr. Remus was our principal executive officer during all of fiscal 2016.

(2)
These amounts consist of cash bonus awards granted to each named executive officer with respect to such fiscal year in the subjective discretion of the Company's Compensation Committee taking into account factors such as individual performance and Company performance.

(3)
These amounts represent the aggregate grant date fair value for outstanding stock option awards granted during the year indicated computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock option awards are described in Note 14 of the notes to the consolidated financial statements included in the Westbury Bancorp, Inc. Annual Report on Form 10-K for the year ended September 30, 2016. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, which estimated the present dollar value of Westbury Bancorp, Inc.’s common stock options at the time of the grant. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive officer will be at or near the value shown above.

(4)
For 2016, the amounts in this column reflect what Westbury Bancorp, Inc. or Westbury Bank paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column is set forth in the following table:

Name	Auto Expenses ($)	Country Club Dues ($)	Life Insurance Premiums ($)	Long-Term Disability Premiums ($)	Employer Contributions to 401(k) Plan ($)	HSA Match ($)	ESOP Awards (a) ($)	Gross up for Taxes ($)	Other ($)	Total All Other Compensa-tion ($)
Greg J. Remus	—	7,518	634	457	10,725	1,500	11,284	—	240	32,358
Glenn J. Stadler	—	6,864	535	363	3,964	1,500	9,756	14,435	740	38,157
Kirk J. Emerich	1,977	5,972	311	414	6,989	1,500	11,284	—	740	29,187
_____________
(a)    Calculated using the closing market price as of the award date of December 31, 2015.

Employment Agreements. In connection with the promotion of Greg Remus to the position of President and Chief Executive Officer and to reflect Raymond Lipman’s new position, Westbury Bank entered into new employment agreements with Messrs. Lipman and Remus effective as of October 1, 2015. The new employment agreements supersede their prior employment agreements. Westbury Bank also entered into an employment agreement with Kirk J. Emerich effective February 19, 2014.
The employment agreement entered into between Westbury Bank and Mr. Lipman has a fixed three-year term and it expires on September 30, 2018. The agreement provides for the payment of base salary in the amount of $146,367 in the first year of the agreement, $126,367 in the second year of the agreement and $106,367 in the third year of the agreement. Mr. Lipman is required to work no less than 1,025 hours a year. The agreement also provides for his continued participation in bonus programs offered by Westbury Bank; however, Mr. Lipman is not eligible to participate in our group health insurance plans, medical, vision and dental insurance plans. Under the agreement, Mr. Lipman’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.
 The employment agreements entered into between Westbury Bank and Mr. Remus and Mr. Emerich contain substantially similar terms to the employment agreements previously entered into by each executive with Westbury Bank. Mr. Remus’ employment agreement has a three-year term and Mr. Emerich’s employment agreement has a two-year term unless renewed. Commencing on December 31, 2016 (December 31, 2014 for Mr. Emerich), and on each subsequent anniversary thereafter, the agreements may be renewed for an additional year so that the remaining term will be three years (two years for Mr. Emerich), provided that the Board of Directors has approved the extension of the term. Each employment agreement provides for the payment of base salary which must be reviewed at least annually and which may be increased but not decreased except for decreases applicable to all employees. The current base salaries for Messrs. Remus and Emerich are $300,000 and $177,000 respectively. Each executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.
Under each employment agreement with Mssrs. Lipman, Remus and Emerich, certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s involuntary termination for reasons other than for cause, disability, retirement, death or in connection with or following a change in control, or in the event the executive resigns during the term of the agreement following (i)  a material change in the nature of the executive’s authority resulting in a reduction of the responsibility, or importance of executive’s position (ii) a relocation of the executive’s principal place of employment to a location that is more than 50 miles from the location of Westbury Bank’s principal executive offices, (iii) a material reduction in the benefits or perquisites paid to the executive unless such reduction is employer-wide, (iv) a liquidation or dissolution of Westbury Bank or (v) a material breach of the employment agreement by Westbury Bank, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the average bonus paid during the prior three years. In addition, the executive would be entitled to receive a lump sum payment equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under Westbury Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation, if applicable with respect to such executive, of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement.
Under each employment agreement with Messrs. Lipman, Remus and Emerich, in the event of a change in control of Westbury Bank or Westbury Bancorp, Inc., followed by executive’s involuntary termination or resignation for one of the reasons set forth above in the foregoing paragraph within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three times the executive’s total compensation paid to or accrued on the executive’s behalf in the calendar year immediately preceding the year in which the termination of employment occurred (however, Mr. Emerich’s agreement provides for a payment equal to two times the “base amount” as defined under Internal Revenue Code Section 280G (the “base amount” is generally the five-year average of the executive’s taxable compensation), plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under Westbury Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional thirty-six (36) months (twenty-four (24) months for Mr. Emerich) after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation, if applicable with respect to such executive, of life insurance and non-taxable medical and dental coverage for thirty-six (36) months (twenty-four (24) months for Mr.

Emerich) following the termination of employment. In the event payments made to the executive include an “excess parachute payment” as defined in Internal Revenue Code Section 280G, such payments will be cutback by the minimum dollar amount necessary to avoid this result.
Under each employment agreement, if an executive becomes disabled within the meaning of Internal Revenue Code Section 409A, the executive shall receive benefits under any short-term or long-term disability plans maintained by Westbury Bank in which he participates. In the event of executive’s death, if applicable with respect to such executive, the executive’s family will be entitled to continued non-taxable medical insurance for twelve months following the executive’s death, with the family member paying the employee share of the insurance premiums.
Upon termination of the executive’s employment, the executive may be subject to certain restrictions on their ability to compete, or to solicit business or employees of Westbury Bank and Westbury Bancorp, Inc. for a period of one year following termination of employment.
Salary Continuation Agreements. Westbury Bank entered into non-qualified salary continuation agreements with each of Raymond Lipman and Kirk Emerich in 2004. The two agreements, which contain substantially identical terms, provide that Messrs. Lipman and Emerich, respectively, are entitled to receive a supplemental retirement benefit of $89,900 and $62,000 a year, respectively, payable over 20 years following a termination of employment on or after age 65, with the benefit paid in monthly installments. The benefits under the agreements are not vested; however, if Messrs. Lipman and Emerich terminate employment on or after age 62 but prior to age 65, the executive will be entitled to a reduced benefit, which will also be payable over 20 years with the benefit paid in monthly installments. The agreements also provide each executive with a benefit in the event of the executive’s death or disability.
On December 18, 2015, Westbury Bank entered into an amended and restated salary continuation agreement with Mr. Emerich (the “New SERP”). The New SERP supersedes and replaces Mr. Emerich’s original salary continuation agreement with Westbury Bank dated May 14, 2004 (the “Original SERP”). Under the terms of the New SERP, Mr. Emerich (or his designated beneficiary in the event of death) would be entitled to an annual retirement benefit of $22,800, payable in 12 equal monthly installments for 240 months (the “Retirement Benefit”). The Retirement Benefit represents Mr. Emerich’s accrued benefit under the Original SERP calculated as of December 31, 2015. The Retirement Benefit would be payable upon the earlier of Mr. Emerich’s: (1) termination of employment for any reason at or after age 62; (2) death; (3) disability; or (4) termination of employment by Westbury Bank without cause or voluntary resignation for “good reason” as defined in the New SERP.
Split Dollar Life Agreement. On December 18, 2015, Westbury Bank entered into a split-dollar life insurance agreement (the “Split Dollar Agreement”) with Mr. Remus. The Split Dollar Agreement is designed to provide Mr. Remus’ designated beneficiary with a death benefit of $600,000 in the event of his death while actively employed with Westbury Bank. Under the terms of the Split Dollar Agreement, Westbury Bank is the owner of the life insurance policies under which Mr. Remus is insured, and Westbury Bank shall pay all premiums associated with such policies. If Mr. Remus terminates employment with Westbury Bank prior to his death, the Split Dollar Agreement shall terminate and Mr. Remus would have the right to purchase the underlying life insurance policies from Westbury Bank.
401(k) Plan. Westbury Bank maintains the Westbury Bank 401(k) Profit Sharing Plan (“401(k) Plan”). Employees who have attained age 21 and completed one month of employment are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2016, the salary deferral contribution limit is $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000, for a total contribution of $24,000. In addition to salary deferral contributions, Westbury Bank may make matching contributions and profit sharing contributions. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with Westbury Bank. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options including the common stock of Westbury Bancorp, Inc. through the Westbury Bancorp, Inc. Stock Fund.
Employee Stock Ownership Plan. In connection with the bank's conversion from the mutual to stock form, which was completed on April 9, 2013, Westbury Bank adopted an ESOP for eligible bank employees. Eligible bank employees began participation in the ESOP on the later of the effective date of the conversion (April 9, 2013) or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service.

The ESOP trustee purchased, on behalf of the employee stock ownership plan, 411,403 shares of common stock of Westbury Bancorp, Inc. as part of the conversion transaction. The ESOP funded its stock purchase with a loan from Westbury Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Westbury Bank’s periodic contributions to the ESOP and dividends payable on common stock held by the ESOP over the 20-year term of the loan. The interest rate for the employee stock ownership plan loan adjusts annually to the prime rate on the first business day of the calendar year, retroactive to January 1 of such year, and is currently 3.50% as of the date of this proxy statement.
The ESOP trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as the ESOP repays the loan due the Company. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year, beginning after the participant’s completion of his or her second year of service, such that the participant will be fully vested upon completion of six years of credited service. However, each participant who was employed by Westbury Bank prior to the offering will receive credit for vesting purposes for years of service prior to the adoption of the employee stock ownership plan. A participant will become fully vested automatically in his or her benefit upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, a participant will receive a distribution from the ESOP upon separation from service.
The ESOP permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions in the same ratio as those shares for which participants provide instructions.
Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that had not vested as of September 30, 2016 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Greg J. Remus	27,994	41,993	15.20	6/25/2024	19,552	381,851
	4,000	16,000	17.35	6/25/2025	—	—
	—	20,000	19.86	6/25/2026	—	—
Glenn J. Stadler	2,544	3,818	15.20	6/25/2024	6,111	119,348
	2,000	8,000	17.35	6/25/2025	—	—
	—	10,000	19.86	6/26/2026	—	—
Kirk J. Emerich	19,086	28,633	15.20	6/25/2024	15,887	310,273
	—	5,000	19.86	6/25/2026	—	—

(1)	Stock options vest at the rate of 20% per year commencing one year from the date of grant, and continuing on each anniversary thereafter.

(2)	Restricted stock vests at the rate of 20% per year commencing June 25, 2015, one year from the date of grant, and continuing on each anniversary thereafter through June 25, 2019.

(3)	Reflects the closing market price of the stock on September 30, 2016 ($19.53) multiplied by the number of shares of restricted stock held by the named executive officer on such date.

Stock Benefit Plan
2014 Equity Incentive Plan. In 2014, the Company’s stockholders approved the Westbury Bancorp, Inc. 2014 Equity Incentive Plan (the “Equity Incentive Plan”), which provides officers, employees, and directors of Westbury Bancorp, Inc. and Westbury Bank with additional incentives to promote the Company’s growth and performance. Most of the companies that the Company competes with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, the Company’s stockholders have given the Company flexibility needed to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of the common stock of Westbury Bancorp, Inc.

The Equity Incentive Plan authorizes the issuance or delivery of up to 712,827 shares of Westbury Bancorp, Inc. common stock pursuant to grants of restricted stock awards, incentive stock options, and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 509,162 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 203,665. The Company is proposing to the stockholders at the Annual Meeting an amendment to increase the number of shares of Company common stock available to be issued in the form of awards under the Equity Incentive Plan to ensure we have a sufficient number of shares of Company common stock available to make awards for the foreseeable future. See "Proposal II - Approval of the Amendment to the Westbury Bancorp, Inc. 2014 Equity Incentive Plan" below for a discussion of this amendment.

The Equity Incentive Plan is administered by the members of Westbury Bancorp, Inc.’s Compensation Committee of the Board of Directors (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

The Company’s employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and non-qualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee. Stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock. All restricted stock and stock option grants will be subject to conditions established by the Committee that are set forth in the award agreement.
The Committee has periodically approved awards under the Equity Incentive Plan. All stock options and restricted stock awards are subject to time-based vesting and vest over a five-year period, with 20% of the awards vesting each year. The recipients of restricted stock awards are entitled to receive any cash dividends paid on all restricted stock awards, whether such awards are vested or not, and have voting rights consistent with the holders of our common stock generally.

Director Compensation
The following table sets forth for the fiscal year ended September 30, 2016 certain information as to the total remuneration we paid to our directors during fiscal 2016 other than to any director who is also a named executive officer. Executive officers who serve as directors (which include Raymond F. Lipman and Greg J. Remus) do not receive director or committee fees. Directors received no perquisites or other personal benefits greater than $10,000 during fiscal 2016.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Russell E. Brandt	26,600	—	26,600
William D. Gehl	33,350	—	33,350
Andrew J. Gumm	29,525	—	29,525
David Jorgensen(2)	4,025	—	4,025
Raymond F. Lipman	—	236,828	236,828
James L. Mohr(2)	25,050	—	25,050
Rondi Rohr-Dralle	25,375	—	25,375
James A. Spella(2)	25,525	—	25,525
Terry Wendorff	25,125	—	25,125
J.J. Ziegler(2)	20,825	—	20,825

(1)
All other compensation for Mr. Lipman consisted of (1) salary of $147,790, (2) bonus of $66,086, (3) ESOP contributions of $11,284, (4) employer contribution to 401K of $7,289, (5) personal use of company vehicle of $1,744, (6) life insurance premiums of $1,534, (7) country club dues of $861, and (8) personal use of company cell phone of $240.

(2)
Mr. Ziegler and Mr. Mohr resigned from our Board of Directors effective as of July 20, 2016 and December 5, 2016 respectively. Mr. Jorgensen was appointed to our Board of Directors effective as of July 25, 2016. Mr. Spella's term as a director expires at the Annual Meeting and he will not stand for re-election at the Annual Meeting, but will retire at the Annual Meeting as a director.

The following table provides information concerning unexercised options and stock awards that had not vested as of September 30, 2016 for each person who was serving as a director (other than Mr. Remus) as of such date.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Russell E. Brandt	3,824	5,738	15.20	6/25/2024	3,666	71,597
William D. Gehl	3,824	5,738	15.20	6/25/2024	3,666	71,597
Andrew J. Gumm	3,824	5,738	15.20	6/25/2024	3,666	71,597
David Jorgensen	—	—	—	—	—	—
Raymond F. Lipman	28,630	42,948	15.20	6/25/2024	23,830	465,400
James L. Mohr	3,824	5,738	15.20	6/25/2024	3,666	71,597
Rondi Rohr-Dralle	3,824	5,738	15.20	6/25/2024	3,666	71,597
James A. Spella	—	5,738	15.20	6/25/2024	3,666	71,597
Terry Wendorff	3,824	5,738	15.20	6/25/2024	3,666	71,597

(1)	Stock options vest at the rate of 20% per year commencing one year from the date of grant, and continuing on each anniversary thereafter.

(2)	Restricted stock vests at the rate of 20% per year commencing June 25, 2015, one year from the date of grant, and continuing on each anniversary thereafter through June 25, 2019.

(3)	Reflects the closing market price of the stock on September 30, 2016 ($19.53) multiplied by the number of shares of restricted stock held by the director on such date.

Director Fees

Each director of Westbury Bank is paid a monthly retainer of $1,750. The vice-chairman receives an additional monthly retainer of $875. Each director is paid a fee of $800 for each special meeting attended during the fiscal year. Additionally, each director is a paid a fee for his or her services on the audit committee, enterprise risk committee, nominating and governance committee, personnel and compensation committee and directors’ loan committee in the amount of $350 ($500 for the chairman of the committee), respectively, for each committee meeting attended. Westbury Bancorp, Inc. does not separately compensate directors for service on the Board of Directors or committees of Westbury Bancorp, Inc.
In connection with the promotion of Greg Remus to the position of President and Chief Executive Officer and to reflect Raymond Lipman’s new position, Westbury Bank entered into a new employment agreement with Mr. Lipman effective as of October 1, 2015. The new employment agreement supersedes the prior employment agreement with him. Under the employment agreement entered into between Westbury Bank and Mr. Lipman, the bank has agreed to a fixed three-year term of employment expiring on September 30, 2018. The agreement provides for the payment of base salary in the amount of $146,367 in the first year of the agreement (i.e., during fiscal 2016), $126,367 in the second year of the agreement (i.e., during fiscal 2017) and $106,367 in the third year of the agreement (i.e., during fiscal 2018). Mr. Lipman is required to work no less than 1,025 hours a year. The agreement also provides for his continued participation in bonus programs offered by Westbury Bank; however, Mr. Lipman is not eligible to participate in our group health insurance plans, medical, vision and dental insurance plans. Under the agreement, Mr. Lipman’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.
Director Plan
Deferred Compensation Plan. Westbury Bank maintains a deferred compensation plan for selected directors. The only participant is James Mohr, who resigned from the Company's and Westbury Bank's Board of Directors effective as of December 5, 2016. Under the deferred compensation plan, participants are permitted to defer all or a portion of their compensation. The deferred compensation plan, which is an unfunded plan, provides that interest on the deferred amounts will be computed at a rate equal to the greater of (a) the prime rate, as published in the Wall Street Journal, on the first day of each calendar quarter, minus two hundred (200) basis points, or (b) three percent (3%). Each participant is always 100% vested in his account balance. Participants will receive a distribution in a single lump sum or in annual installments in accordance with a participant’s written elections. Mr. Mohr elected to no longer defer compensation to the plan effective January 1, 2012. For the fiscal years ended September 30, 2016 and September 30, 2015, Mr. Mohr received an interest credit of $6,611 and $6,443, respectively. Effective with Mr. Mohr's retirement as a director, the amounts deferred under the plan by Mr. Mohr were paid to him on January 2, 2017.

PROPOSAL II— APPROVAL OF THE AMENDMENT TO THE WESTBURY BANCORP, INC.
2014 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, an Amendment ("Amendment") to the Westbury Bancorp, Inc. 2014 Equity Incentive Plan (the “Plan”), to increase the number of shares of Company common stock authorized for issuance or delivery in the form of awards to participants in the Plan. The Plan was initially approved by the stockholders on June 18, 2014. The Amendment modifies the Plan to increase the maximum number of shares of Company common stock that may be delivered to Participants and beneficiaries under the Plan pursuant to the exercise of stock options (all of which may be granted as ISOs) by 200,000 shares of common stock (for an aggregate total of 709,162 shares of common stock issuable as stock options under the Plan) and to increase the maximum number of shares of common stock that may be issued under the Plan as restricted stock awards by 20,000 shares of stock (for an aggregate total of 223,665 shares of common stock issuable as restricted stock awards under the Plan).
The increase in the number of shares of Company common stock available for issuance of awards under the Plan is the only amendment to the plan being proposed to the stockholders for approval at the Annual Meeting. As of the date of this Proxy Statement, there currently remain only 41,760 shares of Company common stock available for issuance of awards under the Plan (34,784 shares in the form of stock options and 5,536 shares in the form of restricted stock awards). Based upon historical practice on the number and amount of awards, the Company would no longer have any shares available for issuance of awards following fiscal 2017. We believe having shares available for these awards is useful as a performance incentive and for retaining and recruiting key personnel. The Company believes that the proposed increase in number of shares available for awards under the Plan will provide sufficient shares for making awards over the next three fiscal years.
The Amendment is attached hereto as Appendix A. The 2014 Equity Incentive Plan is attached hereto as Appendix B.
Description of the Plan

The following description of the Plan is qualified in its entirety by reference to the copy of the Amendment and the Plan, which are attached to this Proxy Statement as Appendix A and Appendix B.
General. Subject to permitted adjustments for certain corporate transactions, the Plan authorizes the issuance or delivery to participants of up to 712,827 shares of Company common stock (proposed to be increased to 932,827 shares) pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 509,162 (all of which may be granted as incentive stock options) (proposed to be increased to 709,162 shares) and the maximum number of shares of stock that may be issued as restricted stock awards is 203,665 (proposed to be increased to 223,665 shares).  The Plan is administered by the members of Westbury Bancorp, Inc. Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Plan. The Committee has the authority and discretion to select the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the Plan; and interpreting the Plan. The Plan also permits the Committee to delegate all or any portion of its responsibilities and powers. The Committee may grant an award under the Plan as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or a subsidiary of the Company, or as the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or a subsidiary of the Company, including the plan of any entity acquired by the Company or a subsidiary of the Company.
Eligibility. Employees and directors of Westbury Bancorp, Inc. or its subsidiaries are eligible to receive awards under the Plan, except that non-employees may not be granted incentive stock options.

Types of Awards. The Committee may determine the type and terms and conditions of awards under the Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no award shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Plan means (i) the final sales price of the Company’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if the Company’s common stock was not traded on such date, then on the last preceding date on which any reported sale of the common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.
Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashier’s check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share. The Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.
Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.
Limitation on Awards Under the Equity Incentive Plan. The maximum number of shares of stock that may be available for awards as stock options is 509,162 and for awards of restricted stock is 203,665 (proposed to be increased to 709,162 and 223,665 shares). To the extent any shares of stock covered by an award (including restricted stock awards) under the Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan. In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.
Performance Features. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.
The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards. If the vesting of an award under the Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or service following a change in control.
Change in Control. Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of the Company, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Plan, a change in control occurs when (a) Westbury Bancorp, Inc. or Westbury Bank merges into or consolidates with another entity or merges another bank or corporation into Westbury Bancorp, Inc. or Westbury Bank, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were stockholders of the Company or the bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Westbury Bancorp, Inc.’s or Westbury Bank’s voting securities; (c) during any period of two consecutive years, individuals who constitute Westbury Bancorp, Inc.’s or Westbury Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Westbury Bancorp, Inc.’s or Westbury Bank’s Board of Directors, provided that each director who is first elected to the board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (d) Westbury Bancorp, Inc. or Westbury Bank sells to a third party all or substantially all of its assets. In the event of a change in control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the change in control.
Forfeiture. The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with the Company or its affiliate or subsidiary; any material violation of one or more of the Company’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to the Company’s business or reputation, its affiliates and/or its subsidiaries. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.
     Amendment and Termination; Duration. The Board of Directors may, at any time, amend or terminate the Plan or any award granted under the Plan, provided that, except as provided in the Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Plan (other than as provided in the Plan), or materially modify the requirements for participation in the Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Plan or any award agreement, to take effect retroactively or otherwise, to conform the Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. The Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Plan on or after the 10-year anniversary of the effective date of the Plan. At any time, the Board of Directors may terminate the Plan. However, any termination of the Plan will not affect outstanding awards.
New Plan Benefits

The amount and type of awards to be issued under the Plan for future years to our executive officers and directors have not been set as of the date of this Proxy Statement and, therefore, the benefits or amounts to be received in the future by, or allocated to, such persons under the Plan is not currently determinable.

Vote Required for Approval

If a quorum exists, the proposal to ratify and approve the Amendment to the Plan requires the affirmative vote of a majority of the shares of Company common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Because approval of the Amendment to the Plan is based on the affirmative vote of a majority of the shares outstanding, the failure to vote, a broker non-vote or an abstention will have the same effect as a vote against this proposal.

Recommendation of the Board
The Board of Directors recommends a vote “FOR” the approval of the Amendment to the Westbury Bancorp, Inc. 2014 Equity Incentive Plan.
EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of September 30, 2016 with respect to compensation plans under which shares of our common stock may be issued:

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the first column) (1)
Equity Compensation Plans Approved by Stockholders	474,132	$16.46	33,595
Equity Compensation Plans not Approved by Stockholders	N/A	N/A	N/A
Total All Plans	474,132	$16.46	33,595

_____________________________

(1)	Includes unexercised options and unissued restricted shares.

PROPOSAL III—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of Westbury Bancorp, Inc. has approved the engagement of CliftonLarsonAllen LLP to be our independent registered public accounting firm for the year ending September 30, 2017, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of CliftonLarsonAllen LLP for the year ending September 30, 2017. A representative of CliftonLarsonAllen LLP is expected to attend the Annual Meeting and may respond to appropriate questions and make a statement if he or she so desires.
Even if the engagement of CliftonLarsonAllen LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Westbury Bancorp, Inc. and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by the Company's prior independent registered public accounting firm, RSM US LLP during the years ended September 30, 2016 and September 30, 2015.

	Year Ended September 30, 2016	Year Ended September 30, 2015

Audit Fees	$253,000	$254,000
Audit-Related Fees	$41,750	$41,250
Tax Fees	$19,500	$19,500
All Other Fees	$26,000	$—

Audit Fees. The aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements were $253,000 and $254,000 during the years ended September 30, 2016 and 2015, respectively.

Audit Related Fees. The audit-related fees billed to us for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements, but are not already reported in “—Audit Fees," were $41,750 and $41,250 during the years ended September 30, 2016 and 2015, respectively. These services related to audits of our 401(k) plan, our ESOP and HUD reporting, as well as agreed-upon procedures for student loans.

Tax Fees. The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $19,500 during each of the years ended September 30, 2016 and 2015, respectively.

All Other Fees. The aggregate fees billed to us for professional services rendered for regulatory compliance were $26,000 and $0 during the years ended September 30, 2016 and 2015, respectively.

The Audit Committee has considered whether the provision of the services and the payment of the fees described above are compatible with maintaining the independence of RSM US LLP. The Audit Committee concluded that performing such services does not affect the independence of RSM US LLP in performing its function as our independent registered public accounting firm.

The Audit Committee has adopted a pre-approval policy, and pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by RSM US LLP, subject to the de minimum exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the

Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of RSM US LLP.
On December 5, 2016, the Company dismissed RSM US LLP as its independent public accountants following the completion of RSM US LLP's three year engagement term and subsequently appointed CliftonLarsonAllen LLP as its new independent public accountants. The decision to dismiss RSM US LLP and to retain CliftonLarsonAllen LLP was approved by the Company's Audit Committee on December 5, 2016.

RSM US LLP's reports on the Company's consolidated financial statements for each of the fiscal years ended September 30, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through December 5, 2016, there were no disagreements with RSM US LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RSM US LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K, during such time period.

During the fiscal years ended September 30, 2016 and 2015, and the subsequent interim period through December 5, 2016, the Company did not consult with CliftonLarsonAllen LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

In determining to change auditors, the Company considered a number of factors including auditor rotation, experience and cost.
The Board of Directors recommends a vote “FOR” the ratification of CliftonLarsonAllen LLP as independent registered public accounting firm for the year ending September 30, 2017.
STOCKHOLDER PROPOSALS AND NOMINATIONS
In order to be eligible for inclusion in the proxy materials for our 2018 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Westbury Bancorp, Inc.’s executive office, 200 South Main Street, West Bend, Wisconsin 53095, no later than September 12, 2017, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2018 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be considered at our 2018 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting or a director nomination must be delivered or mailed to and received by the Secretary at our executive office by not later than the close of business on the 90th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice must be delivered or mailed to and received by the Secretary at our executive office not later than the tenth day following the date on which notice of such meeting was mailed to stockholders or was otherwise disclosed in a press release reported by a nationally recognized news service, in a document publicly filed or furnished with the Securities and Exchange Commission, or on our website.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Westbury Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Westbury Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of Westbury Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws or Westbury Bancorp, Inc.; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the books of Westbury Bancorp, Inc., and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Westbury Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Westbury Bancorp, Inc. Westbury Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers and regular employees of Westbury Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation.

A COPY OF WESTBURY BANCORP, INC.’S 2016 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 200 SOUTH MAIN STREET, WEST BEND, WISCONSIN 53095 OR BY CALLING (262) 334-5563.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Westbury Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2016 Annual Report to Stockholders are each available on the Internet at www.edocumentview.com/WBB.

BY ORDER OF THE BOARD OF DIRECTORS
Michael C. Holland Secretary
West Bend, Wisconsin
January 9, 2017

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on February 15, 2017.
Vote by Internet
Go to www.investorvote.com/WBB
Or scan the QR code with your smartphone.
Follow the steps outlined on the secure website.

Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals - The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.
1. Election of Directors:    For Withhold            For Withhold
01 - Rondi Rohr-Dralle     ○    ○    02 - Terry Wendorff     ○    ○

For Against Abstain
2. Proposal to approve the amendment to the 2014 Equity Incentive Plan     ○ ○     ○

3. Proposal to ratify the appointment of CliftonLarsonAllen LLP as the      ○ ○     ○
Company’s independent registered public accounting firm for
the year ending September 30, 2017.

4. In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting.

B Non-Voting Items
Change of Address - Please print new address below.

C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below
NOTE: Please sign exactly as name appears herein, joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, sign in corporation’s name by an authorized officer. If a partnership, please sign in partnership’s name by an authorized person.
Date (mm/dd/yyyy) - Please print date below.    Signature 1 - Please keep signature within the box.    Signature 2 - Please keep signature within the box.

Dear Stockholder:

Westbury Bancorp, Inc. encourages you to take advantage of a convenient way by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed on the reverse side in the gray bar. The number that appears in the gray bar on the reverse must be used to access the system.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 15, 2017: WESTBURY BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND WESTBURY BANCORP, INC.’S 2016 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT WWW.EDOCUMENTVIEW.COM/WBB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy - Westbury Bancorp, Inc.
200 South Main Street
West Bend, WI 53095

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints the proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the common stock of Westbury Bancorp, Inc. held of record by the undersigned on December 30, 2016, at the main office of Westbury Bank located at 200 South Main Street, West Bend, WI 53095 at 2:30 p.m. local time, on February 15, 2017.
If no choice is specified, this Proxy will be voted “FOR” the Director nominees in the Proxy Statement, and “FOR” Items 2 and 3. In the absence of an instruction to the contrary, this Proxy will be voted in the accordance with the recommendations of the Board of Directors on the proposals stated herein and at the discretion of the Proxies on any other business.
Receipt of Notice of the Annual Meeting and Proxy Statement dated January 9, 2017 and the 2016 Annual Report to Stockholders is hereby acknowledged. PLEASE MARK YOUR VOTE ON THE REVERSE SIDE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

AMENDMENT TO WESTBURY BANCORP, INC.
2014 EQUITY INCENTIVE PLAN

THIS AMENDMENT TO WESTBURY BANCORP, INC. 2014 EQUITY INCENTIVE PLAN (this "Amendment") is entered into by Westbury Bancorp, Inc., (the "Company"), effective as of February 15, 2017.

RECITALS

A.    The Company adopted the Westbury Bancorp, Inc. 2014 Equity Incentive Plan (the "Plan") to promote the long-term success of the Company by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company's stockholders.
B.    The Company desires to amend the Plan to increase the maximum number of shares of Stock that may be delivered to Participants and beneficiaries under the Plan pursuant to the exercise of Stock Options (all of which may be granted as ISOs) by 200,000 shares of Stock and to increase the maximum number of shares of Stock that may be issued under the Plan as Restricted Stock Awards by 20,000 shares of Stock.

C.    The Board is authorized to amend the Plan in accordance with Section 6.1 therein; provided that, an amendment to materially increase the number of securities which may be issued under the Plan must be approved by the Company's stockholders.

D.    The Company's stockholders approved this Amendment effective February 15, 2017.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in the Plan and in this Amendment, the Company amends the provisions of the Plan as follows:
1.Definitions. Capitalized terms used herein but not defined shall have the meaning given such terms in the Plan.
2.Share Limitations. Section 3.2(a) of the Plan is hereby deleted in its entirety and restated in its entirety as follows:
Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Nine Hundred Thirty-Two Thousand Eight Hundred and Twenty-Seven (932,827) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Seven Hundred Nine Thousand and One Hundred and Sixty-Two (709,162) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Two Hundred Twenty-Three Thousand Six Hundred and Sixty-Five (223,665) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.
3.Full Force and Effect; Conflict; Amendments. Except as expressly modified or varied by this Amendment, all of the terms, covenants and conditions of the Plan shall remain in full force and effect. If there is a conflict between the provisions of the Plan and the provisions of this Amendment, then the provisions of this Amendment shall control. This Amendment may only be amended in writing executed by the Company and the terms hereof shall be binding upon, and inure to the benefit of, the respective successors and assigns of the Company and Participants.
IN WITNESS WHEREOF, Westbury executed this Amendment to the Westbury Bancorp, Inc. 2014 Equity Incentive Plan as of the day and year first above written.

WESTBURY BANCORP, INC.

BY
Its _______________________________

WESTBURY BANCORP, INC.

2014 EQUITY INCENTIVE PLAN
ARTICLE 1 – GENERAL

Section 1.1    Purpose, Effective Date and Term.  The purpose of the Westbury Bancorp, Inc. 2014 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Westbury Bancorp, Inc. (the “Company”), and its Subsidiaries, including Westbury Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.
Section 1.2    Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3    Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4    Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 - AWARDS
Section 2.1    General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:
(a)     Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten‑year anniversary of the Effective Date; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any

ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)     Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.
Section 2.2    Stock Options.
(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.
Section 2.3    Restricted Stock.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Westbury Bancorp, Inc. dated [Date], made pursuant to the terms of the Westbury Bancorp, Inc. 2014 Equity Incentive Plan, copies of which are on file at the executive offices of Westbury Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)     Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)     Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights with respect to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)     Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4    Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).
(a)    Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)book value or tangible book value per share;
(ii)basic cash earnings per share;
(iii)diluted earnings per share;
(iv)return on equity;
(v)net income or net income before taxes;
(vi)cash earnings;
(vii)net interest income;
(viii)non-interest income;
(ix)general and administrative expense to average assets ratio;
(x)cash general and administrative expense to average assets ratio;
(xi)efficiency ratio;
(xii)cash efficiency ratio;
(xiii)return on average assets;
(xiv)cash return on average assets;
(xv)return on average stockholders' equity;
(xvi)cash return on average stockholders' equity;
(xvii)return on average tangible stockholders' equity;
(xviii)cash return on average tangible stockholders' equity;
(xix)core earnings;
(xx)operating income;
(xxi)operating efficiency ratio;
(xxii)net interest rate margin or net interest rate spread;
(xxiii)growth in assets, loans, or deposits;
(xxiv)loan production volume;
(xxv)non-performing loans;
(xxvi)cash flow;
(xxvii) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or
(xxviii) any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may elect to use different performance measures and shall have sole discretion in determining how performance measures are calculated. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure. The Committee also may exclude other items in its sole discretion in establishing and calculating performance measures, which may include, but not limited to, the effect of dividends and the expense of Restricted Stock Awards.
(b)    Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5    Vesting of Awards. (a)    The Committee shall specify the vesting schedule or conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus, advisory director or consultant shall constitute Service for purposes of vesting.
(b)    Notwithstanding Section 2.8 and Article 4 hereof, to the extent permitted by applicable law or regulations, or pursuant to an applicable regulatory waiver, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.
Section 2.6    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.7    Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.
Section 2.8.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a)    Upon a Participant’s Termination of Service for any reason other than Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.
(c)    Upon Termination of Service for reason of Disability, death or, to the extent permitted by the Committee, Retirement, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.
(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)    Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.
ARTICLE 3 - SHARES SUBJECT TO PLAN
Section 3.1    Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
Section 3.2    Share Limitations.
(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Seven Hundred Twelve Thousand Eight Hundred and Twenty-Seven (712,827) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Five Hundred Nine Thousand and One Hundred and Sixty-Two (509,162) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Two Hundred Three Thousand Six Hundred and Sixty-Five (203,665) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.
(b)    Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock granted. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
Section 3.3    Corporate Transactions.
(a)    General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4    Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)    Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.
(b)    Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
ARTICLE 4 - CHANGE IN CONTROL
Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:
(a)    At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).
(b)    At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.
(c)    In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.
Section 4.2    Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
(a)    Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b)    Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;
(c)    Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders or incorporators) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or
(d)    Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
ARTICLE 5 - COMMITTEE
Section 5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-

swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2    Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:
(a)     the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.
(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)    The Committee will have the authority to define terms not otherwise defined herein.
(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
Section 5.3    Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4    Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 - AMENDMENT AND TERMINATION
Section 6.1    General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.
Section 6.2    Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 - GENERAL TERMS
Section 7.1    No Implied Rights.
(a)    No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)    No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2    Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.
Section 7.3    Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5    Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6    Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
Section 7.7    Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8    Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.
Section 7.9    Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.
Section 7.10    Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11    Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.12    No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 7.13    Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Wisconsin without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Wisconsin, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14    Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15    Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16    Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)    in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17    Forfeiture Events.
(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.
ARTICLE 8 - DEFINED TERMS; CONSTRUCTION
Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(b)    “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d)    “Board” means the Board of Directors of the Company.
(e)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.
(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.
(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)    “Committee” means the Committee acting under Article 5.
(j)    “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.
(k)    “Director” means a member of the Board of Directors of the Company or a Subsidiary.
(l)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(m)    “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
(n)    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(p)    “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.
(q)    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(r)    “Fair Market Value” means, with respect to a share of Stock on a specified date:
(I)     the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or
(II)     if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
(III)     if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.
(s)    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least 30 miles further away from the Employee Participant’s principal residence prior to the Change in Control.
(t)    “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.
(u)    “Incumbent Directors” means:
(I)    the individuals who, on the date hereof, constitute the Board; and
(II)    any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments
(v)     “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.
(w)    “ISO” has the meaning ascribed to it in Section 2.1(a).
(x)     “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(y)    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(z)    “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa)    “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.
(bb)    “SEC” means the United States Securities and Exchange Commission.
(cc)    “Securities Act” means the Securities Act of 1933, as amended from time to time.
(dd)    “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.
(ee)    “Stock” means the common stock of the Company, $0.01 par value per share.
(ff)    “Stock Option” means an ISO or a Non-Qualified Option.
(gg)    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(hh)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(I)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(II)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(III)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(IV)    A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(V)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (hh), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(VI)    With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.
(ii)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
(jj)    “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.
Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)    indications of time of day mean Eastern time;
(f)    “including” means “including, but not limited to”;
(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.